Exhibit 99.2 First Quarter 2023 Financial Review and Analysis (preliminary, unaudited) April 26, 2023 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations; (ii) the cost and availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to, risks and uncertainties related to the following: ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to China and those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; collection of receivables from customers; our environmental, social and governance practices; and impacts from COVID-19 ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Form 10-K, ﬁled with the Securities and Exchange Commission on February 22, 2023. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-8 to news release dated April 26, 2023). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year, and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to net income adjusted for taxes; other expense (income), net; interest expense and other non-operating expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the projected full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Free cash ﬂow (FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Free cash ﬂow conversion refers to free cash ﬂow divided by net income. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 3

Q1 EPS as expected; Q2 outlook lowered; reafﬁrm H2 EPS run rate >$10 First Quarter EPS and free cash ﬂow as expected, despite inventory destocking in labels and apparel ● Reported EPS of $1.49; adj. EPS (non-GAAP) of $1.70, down 29% ● Net sales of $2.1 bil., down 9% ex. currency (non-GAAP) and organically (non-GAAP) ● Reported operating income of $190 mil. ○ Adj. EBITDA (non-GAAP) of $280 mil., down 22% ○ Sequentially, adj. EBITDA up 7% ● YTD free cash ﬂow (non-GAAP) of ($71) mil. Sequential improvement expected in Q2; lower than previous outlook due to continued destocking Expect to deliver strong second half with >$10 EPS run-rate ● Anticipate destocking to be largely complete mid-year ● Conﬁdent in $1B IL platform in 2023; new programs accelerating ● Cost-saving initiatives to ramp throughout the year FY adj. EPS guidance range of $8.85 to $9.20 (previously $9.15 to $9.55) ● Revised due to lower Q2 outlook ● Targeting ~100% free cash ﬂow conversion (non-GAAP) April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 4

Intelligent Labels


$1B
$0.8B
~20%
Org. Sales
$0.25B
2017
2018
2019
2020
2021
2022
2023

- Q1 up low-single digits; non-apparel up ~50%, largely offset by decline in apparel, incl. inventory destocking
- Industry-leading position; 50%+ UHF RFID share
- Targeting 20%+ organic growth in coming years
- Clear innovation leader
- Investing in capacity and market development

Solutions enabling omnichannel retail, more efficient supply chains, enhanced consumer experience and less waste


End Market
~25%
$0.8B
~75%
2022 Sales by End Market
Apparel
Other


# of Engagements
Pipeline by End Market
Apparel
Food
Industrial
Logistics
Beauty

April 26, 2023 Preliminary & unaudited, Q1 2023 financial review and analysis

AVERY DENNISON 5

Quarterly Sales Trend Analysis 1Q22 2Q22 3Q22 4Q22 1Q23 Reported Sales Change 14.5% 11.7% 11.8% (7.2%) (12.1%) (1) Organic Sales Change 12.7% 11.3% 15.5% (0.9%) (9.2%) Acquisitions/Divestitures 5.3% 5.4% 3.5% 0.1% 0.2% (1),(2) Sales Change Ex. Currency 18.0% 16.7% 19.0% (0.8%) (9.1%) Currency Translation (3.4%) (5.0%) (7.2%) (6.4%) (3.1%) (2) Reported Sales Change 14.5% 11.7% 11.8% (7.2%) (12.1%) (1) Non-GAAP (2) Totals may not sum due to rounding April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 6

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 1Q22 2Q22 3Q22 4Q22 1Q23 Materials Group 10% 14% 19% 2% (9%) Solutions Group 20% 5% 7% (8%) (9%) Total Company 13% 11% 16% (1%) (9%) Total Company 18% 17% 19% (1%) (9%) Sales Change Ex. Currency April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 7

Sales Growth and Operating Margin Comparison Q1 Sales Growth Reported Ex. Currency Organic Materials Group (12.6%) (9.3%) (9.3%) Solutions Group (11.0%) (8.3%) (8.9%) Total Company (12.1%) (9.1%) (9.2%) Reported Adj. EBITDA Margin (non-GAAP) Operating Margin 1Q23 1Q22 1Q23 1Q22 Materials Group 11.0% 13.3% 14.2% 15.2% Solutions Group 8.5% 13.3% 15.7% 19.1% Total Company 9.2% 12.3% 13.6% 15.3% April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 8

First Quarter 2023 Results AVY ‘22 Sales by Segment Materials Group Materials Group 72% Reported sales decreased 13% to $1.5 bil. Solutions Group Sales down 9% ex. currency and organically ● Label materials down low-double digits on organic basis ○ Lower volume, driven by inventory destocking, partially offset by pricing actions ○ Organically, sales down low-double digits in North America, Materials Group 2022 Sales by Product high-single digits in Western Europe and mid-to-high single digits in emerging markets High Value Label materials Categories ● Graphics and Reﬂectives up low-single digits organically Graphics & Reﬂectives 35% ● Performance Tapes and Medical up mid-single digits organically Performance Tapes & Medical Other Reported operating margin decreased 230 bps to 11.0% ● Adj. EBITDA margin decreased 100 bps to 14.2% driven by lower Materials Group volume/mix, partially offset by beneﬁts from the net impact of 2022 Sales by Geography pricing and raw material input costs, and productivity U.S. & Canada ● Sequentially, adj. EBITDA margin increased 140 bps Emerging Western Europe Markets E. Europe & MENA Anticipate label destocking to be largely complete mid-year; 36% Asia Paciﬁc adj. EBITDA margin to continue improving sequentially Latin America throughout 2023 April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 9 9 End Market Product Category

First Quarter 2023 Results AVY ‘22 Sales by Segment Solutions Group Materials Group 28% Reported sales decreased 11% to $605 mil. Solutions Group Sales down 8% ex. currency and 9% organically ● High-value categories up low-single digits organically ● Base solutions down roughly 20% organically, incl. destocking ● Enterprise-wide Intelligent Labels sales up low-single digits Solutions Group organically 2022 Sales by Product Reported operating margin decreased 480 bps to 8.5% Base Solutions High Value ● Adj. EBITDA margin decreased 340 bps to 15.7% driven by lower Categories Intelligent Labels volume 53% Vestcom Ext. Embellishments Apparel volume expected to rebound in H2, while IL programs accelerate throughout 2023. Adj. EBITDA margin to improve sequentially throughout 2023 Solutions Group 2022 Sales by Geography Announced agreement to acquire Lion Brothers, a leading U.S. & Canada provider of external embellishments, with ~$65 mil. in annual Europe sales Asia Paciﬁc Latin America April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 10 10 Est. End Market Product Category

Adj. EPS


~40% adj. EPS growth 2019-2022
$6.60
$7.10
$8.91
$9.15
2019
2020
2021
2022
2023

Net Sales
($ billion)


$7.1
$7.0
$8.4
$9.0
2019
2020
2021
2022
2023

2023 EPS Guidance

	Previous	Updated
Reported EPS	**$8.85 – $9.25**	**$8.35 – $8.70**
Add back: est. restructuring costs and other items	~$0.30	~$0.50
Adjusted EPS (non-GAAP)	**$9.15 – $9.55**	**$8.85 – $9.20**

Contributing Factors

- Reported sales of -2% to 0%
  - Negligible impact from currency (previously ~1% headwind)
  - Organic sales change of -2% to 0% (previously 1% to 5%)
- CY savings of ~$50 mil. from restructuring actions, net (previously ~$45 mil.)
- Continuing to invest in key strategic platforms, particularly Intelligent Labels
  - Incremental opex investment of ~$25 mil.
  - Fixed and IT capital spend of ~$350 mil.
  - $0.25 headwind from non-operational items (tax, currency, interest, share count)
- Sequential improvement expected in Q2; lower than prev. outlook (continued destocking)
- Expect to deliver strong second half with >$10 EPS run-rate

April 26, 2023 Preliminary & unaudited, Q1 2023 financial review and analysis AVERY DENNISON 11

Appendix April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 12

Broad exposure to diverse end markets

Sales by End Market Category[1]


Staples
~60%
Food
Industrial/
Durable
HPC
Total
Staples
~80%
Apparel
Beverage
Pharma
Oth. Non-
Durable
Logistics
Healthcare
Discretionary
Staples ~20%

Sales by Geographic End Market[1]


Other(2)
LATAM
S. Asia
China
E. Europe
& MENA
U.S.
~40%
Western
Europe
~30%

(1) FY22 sales
(2) Includes Australia, Canada, Japan, New Zealand, and South Africa
Note: Ceased shipment of all products for the Russian market (~1% of total company revenue in 2021)

April 26, 2023 Preliminary & unaudited, Q1 2023 financial review and analysis
AVERY DENNISON 13

Strong Balance Sheet and Ample Liquidity

Q1 2023 Leverage	
Total Debt Outstanding	$3.6B
Cash and cash equivalents	$0.4B
Net Debt(1)	$3.2B
Adjusted EBITDA, trailing 4 qtrs	$1.3B
Net Debt to Adj. EBITDA (non-GAAP)	2.5

Debt / Liquidity Considerations

- Ample liquidity: $1.2 bil. available under revolving credit facility (through 2026), plus ~$351 mil. in cash and cash equivalents at QE
- Prioritizing near-term capex priorities while supporting long-term value creation goals
- Strong FCF profile; delivering ~100% long-term FCF conversion

Long-term Capital Allocation Strategy

	% of Available Capital
	2021-2025
Capex/restructuring	25%-30%
Dividends	~20%
Buyback/M&A	~50%

(1) Totals may not sum due to rounding

Long-term Debt Maturity Schedule



$300M
$580M
$500M
$1550M
2023
2024
2025*
2026
2027
2028
2029
2030+

* €500M debt converted to USD at 1.1x + $30M medium-term note

April 26, 2023 Preliminary & unaudited, Q1 2023 financial review and analysis AVERY DENNISON 14

Adjusted EPS The adjusted tax rate was 24.7%, 25%, 24.1%, and 24.6% for 2022, 2021, 2020, and 2019, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, and outcomes of legal proceedings. April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 15

April 26, 2023 Preliminary & unaudited, Q1 2023 ﬁnancial review and analysis 16 © 2023 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is ﬁctitious. Any resemblance to actual names is purely coincidental.